UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2005

                        AMERICAN LEISURE HOLDINGS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                   333-48312               75-2877111
----------------------------      ---------------       --------------------
(State or other jurisdiction        (Commission         (IRS Employer
  of incorporation)                 File Number)        Identification No.)

                   Park 80 Plaza East, Saddle Brook, NJ 07663
                  ---------------------------------------------
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (201) 226-2060

                                      N/A
                        ---------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On February 3, 2005, the Registrant's subsidiary, Advantage Professional Management Group, Inc. (the "Subsidiary"), entered into an Agreement with Thirteen Davenport, LLC of Miami, Florida to sell approximately 13.67 acres of unimproved land located in Davenport, Florida. The contract sales price was $4,020,000, of which the Subsidiary received approximately $2,730,000 in net proceeds. The Subsidiary had been holding the land for future commercial development. The Subsidiary had entered into previous agreements to sell the land with the ultimate purchaser. All of the previous agreements were terminated by the buyers. As a result of such terminations, the Registrant did not consider the agreement which the Subsidiary entered into on February 3, 2005, to be a definitive agreement. The transaction closed on March 7, 2005, which date the Registrant is using as the date of the earliest event reported in this Form 8-K. The Subsidiary had previously entered into an agreement with a company to sell a portion of the land, which agreement the Subsidiary assigned to Thirteen Davenport, LLC in connection with the sale. Prior to the assignment, the Subsidiary and the company amended the agreement on March 3, 2005, regarding certain rights previously conveyed by the Subsidiary to a third-party to erect a sub-division sign on the land covered by the agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

         Exhibit No.   Description
         -----------   -----------

         10.1          Second Re-Instatement and Second Amendment to Contract
         10.2          Purchase Agreement with Paradise Development Group, Inc.
         10.3          First Amendment to Purchase Agreement
         10.4          Assignment of Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LEISURE HOLDINGS, INC.

By: /s/ Malcolm J. Wright
    ---------------------
    Malcolm J. Wright
    Chief Executive Officer

Dated:  March 14, 2005